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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 27, 2004

                          DVI Receivables XVIII, L.L.C.
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                    333-74901-02                14-1852990
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    (State or Other                 (Commission               (IRS Employer
Jurisdiction of Formation)         File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events and Required FD Disclosure

On February 27, 2004, U.S. Bank National Association, as Trustee, distributed principal and interest payments to noteholders of DVI Receivables XVIII, L.L.C. in reliance on the certifications of the former servicer, DVI Financial Services, Inc. ("DVIFS") and the successor servicer, Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"). Although the cumulative servicing reports on which these distributions were based are substantially complete, they are not available for filing today. DVIFS and USBPS are working expeditiously to finalize these reports and prepare them for filing, and will file them as soon as possible.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DVI Receivables XVIII, L.L.C.,
                                 by its Managing Member,
                                 DVI Receivables  Corp. VIII

                                 By:  /s/ John P. Boyle
                                      ----------------------
                                      John P. Boyle
                                      Vice President & Chief Executive
                                      Officer of DVI Receivables Corp. VIII


Dated: February 27, 2004